Dechert LLP Comments 5-26-2022

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the President and Principal Executive Officer of Conversus StepStone Private Markets (the “Fund”), with respect to the Fund’s report on Form N-CSR for the year ended March 31, 2022, as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Dated: June 3, 2022

/s/ Robert W. Long
Robert W. Long
President and Principal Executive Officer

Dechert LLP Comments 5-26-2022

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer and Principal Financial Officer of Conversus StepStone Private Markets (the “Fund”), with respect to the Fund’s report on Form N-CSR for the year ended March 31, 2022, as filed with the Securities and Exchange Commission (the “Commission”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	such Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Dated: June 3, 2022

/s/ Timothy A. Smith
Timothy A. Smith
Treasurer and Principal Financial Officer